SUPPLEMENT DATED DECEMBER 30, 2010 TO THE PROSPECTUS DATED JULY 30, 2010

Old Mutual Emerging Managers Fund, L.L.C.
(the "Fund")
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Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

In December 2010, the Board of Managers ("Board") of the Fund approved, in principle, a proposal to merge the Fund with and into Old Mutual Absolute Return Fund, L.L.C. (the "Absolute Return Fund") whereby the Fund would transfer all of its assets and liabilities to the Absolute Return Fund and in return, the Absolute Return Fund would issue its units to Members of the Fund in an amount equal to the value of their Units in the Fund.  The merger is subject to certain conditions, including final approval by the Board and Members of the Fund.  It is currently anticipated that proxy materials regarding the merger will be distributed to Members in early 2011 and that a meeting of Members to consider the merger will be held in the first quarter of 2011.

Please retain this Supplement for future reference.